                 Right to Purchase 4,000 Shares of Common Stock
               of Philips International Realty Corp. (the "REIT")


     This Warrant and any shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be sold or transferred in the absence of such registration or an exemption therefrom under such Act or any applicable state securities laws and then only in compliance with the conditions specified in Section 13 of this Agreement.


                                     No. W-1

                                 --------------

                          Common Stock Purchase Warrant


     The REIT hereby certifies that, for value received, Jay W. Goldman [Peter Stein], or his heirs or assigns (the "holder"), is entitled, subject to the terms set forth below, to purchase from the REIT at any time or from time to time after the date hereof, subject to the provisions of Section 2.5 hereof, 4,000 (subject to adjustment as hereinafter provided) fully paid and non-assessable shares of Common Stock (as defined in Section 11 hereof), at an initial purchase price per share of $25.00 (such price per share as adjusted from time to time as provided herein is referred to herein as the "Exercise Price"). The number and character of such shares of Common Stock and the Exercise Price are subject to adjustment as provided herein.

1. DEFINITIONS. This Warrant is issued pursuant to the Contribution and Exchange Agreement dated as of August __, 1997 (the "Agreement") among the REIT, the holder and other persons and entities, a copy of which is on file at the principal office of the REIT. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Agreement. Certain terms used in this Warrant are specifically defined in Section 11 hereof.

2. EXERCISE OF WARRANT.

     2.1. Exercise. This Warrant may be exercised prior to its expiration pursuant to Section 2.5 hereof by the holder hereof at any time or from time to time after the date hereof, by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the REIT at its principal office, accompanied by payment, by certified or official bank check payable to the order of the REIT or by wire transfer to its account, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then being exercised by the Exercise Price then in effect. In the event the Warrant is not exercised in full, the REIT, at its expense, will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares (without giving effect to any adjustment therein) for which this Warrant shall have been exercised.

     2.2. Cashless Exercise. The holder hereof may, at its option, elect to pay some or all of the purchase price payable upon an exercise of this Warrant by canceling a portion of this Warrant exercisable for such number of shares of Common Stock as is determined by dividing (i) the total purchase price payable in respect of the number of the shares of Common Stock being purchased upon such exercise by (ii) the excess of the "Fair Market Value" (as hereinafter defined) per share of Common Stock as of the effective date of exercise, as determined pursuant to Section 2.1 above (the "Exercise Date") over the purchase price per share. The Fair Market Value per share of Common Stock shall be determined as follows:

     (i) If the Common Stock is listed on a national securities exchange, the NASDAQ National Market System, the NASDAQ system, or another nationally recognized exchange or trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the last reported sale price per share of Common Stock thereon on the Exercise Date or, if no such price is reported on such date, such price on the next preceding business day (provided that if no such price is reported on the next preceding business day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (ii) below).

     (ii) If the Common Stock is not listed on a national securities exchange, the NASDAQ National Market System, the NASDAQ system, or another nationally recognized exchange or trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors of the Company to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company); and, upon request of the holder hereof, the Board of Directors (or a representative thereof) shall promptly notify the holder hereof of the Fair Market Value per share of Common Stock. Notwithstanding the foregoing, if the Board of Directors has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Fair Market Value per share of Common Stock shall be the amount next determined by the Board of Directors to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company), (B) the Board of Directors shall make such a determination within 15 days of a request by the holder hereof that it do so, and (C) the exercise of this Warrant pursuant to this Section 2.2 shall be delayed until such determination is made.

     2.3. Conflict With Other Laws. Any other provisions hereof to the contrary notwithstanding, no Bank Affiliate (as defined in Section 11) or small business investment company, as defined in the Small Business Investment Act of 1958, as amended, shall be entitled to exercise the right under this Warrant to purchase any share or shares of Common Stock if, under any law or under any regulation, rule or other requirement of any governmental authority at any time applicable to such Bank Affiliate or small business investment company, (a) as a result of such purchase, such Bank Affiliate or small business investment company would own, control or have power to vote a greater quantity of securities of any kind than the Bank Affiliate or small business investment company shall be permitted to own, control or have power to vote, or (b) such purchase would not be permitted. For purposes of this Section 2.3, a written statement of the Bank Affiliate or small business investment company exercising this Warrant, delivered upon surrender of the Warrant pursuant to the Agreement, to the effect that the Bank Affiliate or small business investment company is legally entitled to exercise its right under this Warrant to purchase securities and that such purchase will not violate the prohibitions set forth in the preceding sentence, shall be conclusive and binding upon the REIT, shall obligate the REIT to deliver certificates representing the shares of Common Stock so purchased in accordance with the other provisions hereof and shall relieve the REIT of any liability under this Section 2.3.

     2.4. Warrant Agent. In the event that a bank or trust REIT shall have been appointed as trustee for the holder of the Warrant pursuant to Section 5.2 hereof, such bank or trust REIT shall have all the powers and duties of a warrant agent appointed pursuant to Section 14 hereof and shall accept, in its own name for the account of the REIT or such successor entity as may be entitled thereto, all amounts otherwise payable to the REIT or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 2.

     2.5. Termination. This Warrant shall terminate upon the earlier to occur of
(i) exercise in full or (ii) ___________, 2003.

3. DELIVERY OF STOCK CERTIFICATES ON EXERCISE.

     3.1 Delivery. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) days thereafter, the REIT, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise.

     3.2. Fractional Shares. In the event that the exercise of this Warrant, in full or in part, results in the issuance of any fractional share of Common Stock, then in such event the holder of this Warrant shall be entitled to cash equal to the fair market value of such fractional share as determined in good faith by the REIT's Board of Directors.

4. ADJUSTMENT FOR DIVIDENDS, DISTRIBUTIONS AND RECLASSIFICATIONS. In case at any time or from time to time, the holders of shares of Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor:

     (a) other or additional shares of Common Stock or securities convertible into shares of Common Stock or Other Securities by way of dividend; or

     (b) other or additional (or less) shares or Other Securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate restructuring;

other than additional shares of Common Stock issued as a dividend or in a stock-split (adjustments in respect of which are provided for in Section 6 hereof), then and in each such case the holder of this Warrant, on the exercise hereof (unless previously paid to the holder hereof) as provided in Section 2 hereof, shall be entitled to receive the amount of shares and other securities, cash and property which such holder would have received prior to or would have held on the date of such exercise if on the date hereof he had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities, cash and property receivable by such holder as aforesaid during such period, giving effect to all further adjustments called for during such period by Sections 5 and 6 hereof.

5. ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC.

     5.1. Certain Adjustments. In case at any time or from time to time, the REIT shall (i) effect a capital reorganization, reclassification or recapitalization, (ii) consolidate with or merge into any other person, or (iii) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the REIT, then in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 2 hereof at any time after the consummation of such reorganization, recapitalization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the shares of Common Stock (or Other Securities) issuable on such exercise prior to such consummation or effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 4 and 6 hereof.

     5.2. Appointment of Trustee for Warrant Holders Upon Dissolution. In the event of any dissolution of the REIT following the transfer of all or substantially all of its properties or assets, the REIT, prior to such dissolution, shall, at its expense, deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrant after the effective date of such dissolution pursuant to this Section 6 to a bank or trust REIT having its principal office in New York, New York, as trustee for the holder or holders of the Warrant.

     5.3. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this
Section 5, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the REIT, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 7 hereof.

6. ADJUSTMENTS FOR ISSUANCE OF SHARES OF COMMON STOCK AND AMOUNT OF OUTSTANDING SHARES OF COMMON STOCK.

     6.1. General. (a) If at any time there shall occur any stock split, stock dividend, reverse stock split or other subdivision of the REIT's shares of Common Stock ("Stock Event"), then the number of shares of Common Stock to be received by the holder of this Warrant shall be appropriately adjusted such that the proportion of the number of shares issuable hereunder to the total number of shares of the REIT (on a fully-diluted basis) prior to such Stock Event is equal to the proportion of the number of shares issuable hereunder after such Stock Event to the total number of shares of the REIT (on a fully-diluted basis) after such Stock Event. In each such Stock Event, the Exercise Price in effect immediately prior to such Stock Event shall, simultaneously with the happening of such Stock Event, be adjusted by multiplying the Exercise Price in effect immediately prior to such Stock Event by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Stock Event and the denominator of which shall be the number of shares of

Common Stock outstanding immediately after such Stock Event, and the product so obtained shall be the Exercise Price in effect immediately after such Stock Event; provided that in no event will the Exercise Price be less than the par value of the shares of Common Stock.

     (b) In case the REIT shall take a record of the holders of its shares of Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in shares of Common Stock or in Convertible Securities (as hereinafter defined), or (ii) to subscribe for or purchase shares of Common Stock or Convertible Securities, then such record date chosen by the REIT shall be deemed to be the date of the issue of the shares of Common Stock issued upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

     6.2. Other Issuances of Shares of Common Stock. (a) If the REIT shall at any time or from time to time issue or sell any additional shares of Common Stock without consideration or for a consideration per share less than the Fair Market Value in effect immediately prior to such issuance, then the Exercise Price shall be adjusted by multiplying the Exercise Price by a fraction (A) the numerator of which is an amount equal to the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale and (ii) the number of shares of Common

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                                      -7-


Stock which the aggregate consideration received for the issuance or sale of such securities would purchase at the then Fair Market Value of the Common Stock and (B) the denominator of which is the total number of shares of Common Stock outstanding immediately after such issue or sale.

     (b) In case the REIT shall at any time or from time to time in any manner grant any rights to subscribe for or to purchase any options for the purchase of shares of or any stock or other securities convertible into or exchangeable for shares of Common Stock (such convertible or exchangeable stock or securities being herein called "Convertible Securities") and the price per share for which shares of Common Stock are issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (a) the sum of (i) the total amount, if any, received or receivable by the REIT as consideration for the granting of such rights or options, plus (ii) the minimum aggregate amount of additional consideration payable to the REIT upon the exercise of such rights or options, plus, (iii) in the case of such Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange thereof, by (b) the maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Fair Market Value of the Common Stock in effect immediately prior to the time of the granting of such rights or options, then the maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued for said price per share as so determined; provided, that no further adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities, upon exercise of such rights or options or upon the actual issue of such shares of Common Stock or upon conversion or exchange of such Convertible Securities; and provided, further, that upon the expiration of such rights or options, if any, thereof shall not have been exercised, (x) the number of shares of Common Stock deemed to be issued and outstanding by reason of the fact that they were issuable upon the exercise of such rights or options or upon conversion or exchange of Convertible Securities so issuable, which rights or options were not exercised, shall no longer be deemed to be issued and outstanding, and (y) the Exercise Price shall forthwith be readjusted and thereafter the Exercise Price shall be the price which it would have been had adjustment been made on the basis of the issue only of the shares of Common Stock or of the Convertible Securities actually issued upon the exercise of such rights or options.

     (c) In case the REIT shall in any manner issue or sell any Convertible Securities and the price per share for which shares of Common Stock are issuable upon such conversion or exchange (determined by dividing (a) the sum of (i) the total amount received or receivable by the REIT as consideration for the issue or sale of such Convertible Securities, plus (ii) the minimum aggregate amount of additional consideration, if any, payable to the REIT upon the conversion or exchange thereof, by (b) the maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Fair Market Value of the Common Stock in effect immediately prior to the time of such issue or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for said price per share as so determined; provided, that if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which an adjustment of the Exercise Price has been or is to be made pursuant to other provisions of this Section 6.2 no further adjustment of the Exercise Price shall be made by reason of such issue or sale; and provided, further, that upon the termination of the right to convert or to exchange such Convertible Securities for shares of Common Stock (x) the number of shares of Common Stock deemed to be issued and outstanding by reason of the fact that they were issuable upon conversion or exchange of any such Convertible Securities, which were not so converted or exchanged, shall no longer be deemed to be issued and outstanding and (y) the Exercise Price shall be forthwith readjusted and thereafter the Exercise Price shall be the price which it would have been had adjustment been made on the basis of the issue only of the number of shares of Common Stock actually issued upon conversion or exchange of such Convertible Securities.

     (d) In case the REIT shall declare a dividend or make any other distribution upon any shares of the REIT payable in shares of Common Stock or in

Convertible Securities (other than Stock Events which are provided in Section 6.1), the aggregate number of shares of Common Stock issuable in payment of such dividend or distribution or upon conversion of or in exchange for such Convertible Securities issuable in payment of such dividend or distribution, shall, for purposes of determining the Exercise Price, be deemed for the purposes of this Section 6.2 to have been issued or sold without consideration.

     (e) In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such stock or securities shall be issued for cash, the consideration received therefor shall be deemed to be the amount received by the REIT therefor, before deduction therefrom of any expenses incurred and any underwriting commissions or concessions paid or allowed by the REIT in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such stock or securities shall be issued for a consideration other than cash (or a consideration which includes cash, if such cash constitutes a part of the assets of a corporation or business substantially all the assets of which are being received as such consideration), then, for the purposes of this Section 6.2, the Board of Directors of the REIT shall determine in good faith the fair value of such consideration, and such shares of Common Stock, rights, options or Convertible Securities shall be deemed to have been issued for an amount of cash equal to the value so determined by the Board of Directors. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such stock or securities are issued in connection with the sale of other assets of the REIT for a consideration which includes both, the Board of Directors shall determine in good faith what part of the consideration so received is to be deemed to be consideration for the issue of such shares of Common Stock or Convertible Securities or rights or options to purchase such stock or securities and what part is properly allocable to such other assets.

     (f) Upon each adjustment of the Exercise Price pursuant to this Section 6.2, the holder of this Warrant shall thereafter (until another such adjustment) be entitled to purchase upon exercise of this Warrant the number of shares obtained by multiplying the number of shares of Common Stock which were issuable upon exercise hereof, immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price. The Exercise Price shall be readjusted in the foregoing manner upon the happening of any successive event or events described herein in this Section 6.2, and the adjustments or readjustments required by this Section 6.2 shall be calculated in the order in which the events giving rise thereto occur.

     (g) The provisions of this Section 6.2 shall not apply to any issuance of additional shares of Common Stock for which an adjustment is provided under
Section 6.1 hereof.

     6.3. Other Securities. In case any Other Securities shall have been issued, or shall then be subject to issue upon the conversion or exchange of any stock

(or Other Securities) of the REIT (or any other issuer of Other Securities or any other entity referred to in Section 5 hereof) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the REIT (or such other issuer or entity), the holder hereof shall be entitled to receive upon exercise hereof such amount of Other Securities (in lieu of or in addition to shares of Common Stock) as is determined in accordance with the terms hereof, treating all references to shares of Common Stock herein as references to Other Securities to the extent applicable, and the computations, adjustments and readjustments provided for in this Section 6 with respect to the number of shares of Common Stock issuable upon exercise of this Warrant shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable on the exercise of the Warrant, so as to provide the holder of the Warrant with the benefits intended by this
Section 6 and the other provisions of this Warrant.

7. NO DILUTION OR IMPAIRMENT. The REIT will not, by amendment of its Articles of Incorporation or bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrant against dilution. Without limiting the generality of the foregoing, the REIT (i) will not increase the par value of any shares of stock receivable on the exercise of the Warrant above the amount payable therefor on such exercise,
(ii) will take all such action as may be necessary or appropriate in order that the REIT may validly and legally issue fully paid and non-assessable shares of stock on the exercise of the Warrant from time to time outstanding and (iii) will not transfer all or substantially all of its properties and assets to any other entity (corporate or otherwise), or consolidate with or merge into any other entity or permit any such entity to consolidate with or merge into the REIT (if the REIT is not the surviving entity), unless such other entity shall expressly assume in writing and will be bound by all the terms of this Warrant.

8. ACCOUNTANTS' CERTIFICATE AS TO ADJUSTMENTS. In each case of any event that may require any adjustment or readjustment of the Exercise Price and the shares of Common Stock issuable on the exercise of this Warrant, the REIT, at its expense, will promptly prepare a certificate setting forth such adjustment or readjustment, or stating the reasons why no adjustment or readjustment is being made, and showing, in detail, the facts upon which any such adjustment or readjustment is based, including a statement of (i) the new Exercise Price, (ii) the number of shares of the REIT's shares of Common Stock then outstanding on a fully diluted basis, and (iii) the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted and readjusted (if required by Section 6) on account thereof. The REIT will forthwith mail a copy of each such certificate to each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant, furnish to such holder a like certificate setting forth the calculations used to determine such adjustment or readjustment. At its option, the holder of a Warrant may confirm the adjustment noted on the certificate by causing such adjustment to be computed by an independent certified public accountant at the expense of the REIT.

9. NOTICES OF RECORD DATE. In the event of:

     (a) any taking by the REIT of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

     (b) any capital reorganization of the REIT, any reclassification or recapitalization of the capital stock of the REIT or any transfer of all or substantially all the assets of the REIT to or any consolidation or merger of the REIT with or into any other person; or

     (c) any voluntary or involuntary dissolution, liquidation or winding-up of the REIT; or

     (d) any proposed issue or grant by the REIT of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of shares of Common Stock on the exercise of this Warrant), then, and in each such event, the REIT will mail or cause to be mailed to the holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is anticipated to take place, and the time, if any is to be fixed, as of which the holders of record of shares of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least thirty (30) days prior to the date specified in such notice on which any such action is to be taken.

10. RESERVATION OF STOCK ISSUABLE ON EXERCISE OF WARRANT. The REIT will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, a number of shares of Common Stock equal to the total number of shares of Common Stock from time to time issuable upon exercise of the Warrant and, from time to time, will take all steps necessary to amend its

Declaration of Trust of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant.

11. DEFINITIONS. As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

     Bank Affiliate means, any person who is a bank holding company or a subsidiary of a bank holding company as defined in the Bank Holding Company Act of 1956, as amended, or other applicable banking laws of the United States and the rules and regulations promulgated thereunder.

     Common Stock means the shares of common stock authorized by the Articles of Incorporation of the REIT.

     Other Securities refers to any stock (other than shares of Common Stock) and other securities of the REIT or any other entity (corporate or otherwise)
(i) which the holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to shares of Common Stock, or (ii) which at any time shall be issuable or shall have been issued in exchange for or in replacement of shares of Common Stock or Other Securities, in each case pursuant to Section 4 or 5 hereof.

     REIT shall mean Philips International Realty Corp. and any entity which shall succeed to or assume the obligations of the REIT hereunder.

12. INVESTMENT REPRESENTATIONS.

     12.1 Purchase for Investment. Each Warrant holder represents and warrants that it is acquiring the Warrant, and upon exercise will hold the Shares of Common Stock, solely for its account for investment and not with a view to or for sale or distribution of said shares or any part thereof. Each holder also represents that the entire legal and beneficial interests of the Warrant and shares the holder is acquiring is being acquired for, and will be held for, its account only.

     12.2 Securities Not Registered. Each Warrant holder understands that the Shares of Common Stock have not been registered under the Act. Each holder realizes the basis for the exemption may not be present if, notwithstanding its representations, it has in mind merely acquiring shares of Common Stock for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. Each holder has no such intention.

     12.3 Securities to be Held Indefinitely. Each holder recognizes that any Shares of Common Stock being acquired by it must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. Each holder recognizes that the REIT has no obligation to register the shares of Common Stock, or to comply with any exemption from such registration.

     12.4 Rule 144. Each holder is aware that the shares of Common Stock may not be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met and until the holder has held the shares of Common Stock for at least one (1) year.

13. TRANSFER, EXCHANGE, ASSIGNMENT OF LOSS OF WARRANT.

     13.1 Restrictions on Transfer. This Warrant may not be transferred by the Option Holder except that any Warrant holder may assign its rights in whole or in part hereunder only to one or more of its Affiliates (as defined below) or by will or the laws of descent and distribution. Any purported assignment made in violation of this Section 13 shall be void and of no force and effect.

     For purposes of this Section 13 Affiliates shall mean (i) in all cases, any person or entity controlling or, controlled by such person and (ii) in the case of any Warrant holder his spouse, his or his spouse's issue (including any by adoption), his estate and any trust for the benefit of any one or more of himself, his estate, his spouse and his or his spouse's issue (including any by adoption).

     13.2 Lost, Stolen or Destroyed Warrant. Upon receipt by REIT of evidence satisfactory to it of loss, theft, destruction or mutilation of any holder's Warrant and, in the case of loss, theft or destruction, of reasonably satisfactory indemnification, or, in the case of mutilation, upon surrender of this Warrant, REIT will execute and deliver, a new Warrant for such holder of like tenor and date, and any such lost, stolen or destroyed Warrant thereupon shall become void.

     13.3 Warrant Binding Upon Assignee or Successor. The terms and conditions of this Warrant shall be binding upon any permitted assignee and successor of a holder. Any such successor or assignee shall be obligated to and shall immediately execute an instrument which provides that such party is bound under the terms of this Warrant. Any transfer, assignment or other disposition without such execution by the proposed transferee, assignee or successor shall be null and void.

14. WARRANT AGENT. The REIT may, by written notice to the holder of this Warrant, appoint an agent having an office in Maryland for the purpose of issuing shares of Common Stock on the exercise of this Warrant pursuant to
Section 2 hereof, and exchanging or replacing this Warrant, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

15. REMEDIES. The REIT stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the REIT in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

16. NOTICES. All notices and other communications from the REIT to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, or sent by overnight courier (or sent in the form of a telex or telecopy) at such address as may have been furnished to the REIT in writing by such holder or, until any such holder furnishes to the REIT an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the REIT.

17. MISCELLANEOUS. In case any provision of this Warrant shall be invalid, illegal or unenforceable, or partially invalid, illegal or unenforceable, the provision shall be enforced to the extent, if any, that it may legally be enforced and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Warrant and any term hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and construed in accordance with the domestic substantive laws (and not the conflict of law rules) of the State of Maryland. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant shall take effect as an instrument under seal.

     IN WITNESS WHEREOF, the REIT has caused this Warrant to be executed by its duly authorized officer and its corporate seal to be impressed hereon and attested by its Secretary.

Dated as of _________


                                               ________________________________


(Corporate Seal)                               By: ____________________________
                                                   Title:

Attest:

_____________________________________
Secretary

                              FORM OF SUBSCRIPTION


(To be signed only on exercise
of Common Stock Purchase Warrant)

TO:      _________


     The undersigned, the holder of the within Common Stock Purchase Warrant, hereby irrevocably elects to exercise this shares of Common Stock Purchase Warrant for, and to purchase thereunder ___________ shares of Common Stock of Philips International Realty Corp. and requests that the certificates for such shares be issued in the name of, and delivered to ________________, whose address is _____________________________. The undersigned herewith makes payments of $_____________, representing the full purchase price for such shares at the price per share provided for in such Warrant. Such payment takes the form of (check applicable box or boxes):

         |_|   $______ in lawful money of the United States, and/or

         |_| the cancellation of such portion of the attached amount as is exercisable for a total of _____ shares of Common Stock (using a Fair Market Value of $____ per share for purposes of this calculation).



Dated: _______________________               ___________________________________
                                               (Signature must conform in all
                                               respects to name of the holder as
                                               specified on the face of the
                                               Warrant)



                                               (Address)

                               FORM OF ASSIGNMENT


(To be signed only on transfer of Warrant)


     For value received, the undersigned hereby sells, assigns, and transfers unto _____ the right represented by the within Warrant to purchase _______ shares of Common Stock of Philips International Realty Corp., a Maryland corporation, to which the within Warrant relates, and appoints ________ attorney to transfer such right on the books of _________, with full power of substitution in the premises.

                                             [INSERT NAME OF HOLDER]



Dated:  ____________________                 By: _____________________________

                                             Title: __________________________

                                             [insert address of holder]


Signed in the presence of:



___________________________